                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                October 6, 1995



                              BANPONCE CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



      COMMONWEALTH OF PUERTO RICO       NO. 0-13818           NO. 66-0416582
      ---------------------------       -----------           --------------
      (State or other jurisdiction    (Commission File        (IRS employer
           of incorporation)               Number)          Identification No.)


         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                    00918
        -------------------------                                  -----
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code: (809)765-9800



--------------------------------------------------------------------------------
         (Former name or former address, if changes since last report)

ITEM 5.  OTHER EVENTS

                 The exhibits listed in Item 7 below are hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (1)(b) Distribution Agreement, dated October 6, 1995, among BanPonce Corporation, Merrill Lynch & Co., CS First Boston Corporation and First Chicago Capital Markets, Inc.

         (1)(c) Amendment, dated October 6, 1995, to the Distribution Agreement, dated October 11, 1991, as amended on December 2, 1993, and as supplemented on June 16, 1993 and August 1, 1994, among BanPonce Financial Corporation, BanPonce Corporation, Merrill Lynch & Co., CS First Boston Corporation and First Chicago Capital Markets, Inc.

         (4)(l) Form of Fixed Rate Medium-Term Note, Series 2, of BanPonce Corporation.

         (4)(m) Form of Floating Rate Medium-Term Note, Series 2, of BanPonce Corporation.

         (4)(n) Form of Fixed Rate Medium-Term Note, Series C, of BanPonce Financial Corp., endorsed with the guarantee of BanPonce Corporation.

         (4)(o) Form of Floating Rate Medium-Term Note, Series C, of BanPonce Financial Corp., endorsed with the guarantee of BanPonce Corporation.

         (5)(c) Opinion of Brunilda Santos de Alvarez, Esq., regarding BanPonce Corporation Medium-Term Notes, Series 2.

         (5)(d) Opinion of Brunilda Santos de Alvarez, Esq., regarding BanPonce Financial Corp. Medium-Term Notes, Series C.

         (5)(e) Opinion of Sullivan & Cromwell BanPonce Corporation Medium-Term Notes, Series 2.

         (5)(f) Opinion of Sullivan & Cromwell regarding BanPonce Financial Corp. Medium-Term Notes, Series C.

         (8)(a) Tax opinion of Sullivan & Cromwell in connection with BanPonce Corporation Medium-Term Notes, Series 2.

         (8)(b) Tax opinion of Sullivan & Cromwell in connection with BanPonce Financial Corp. Medium-Term Notes, Series C.

         (8)(c) Tax opinion of McConnell Valdes in connection with BanPonce Corporation Medium-Term Notes, Series 2.

        (10)(a) Administrative Procedures governing Medium-Term Notes, Series 2, of BanPonce Corporation.

        (10)(b) Administrative Procedures governing Medium-Term Notes, Series C, of BanPonce Financial Corp., fully guaranteed by BanPonce Corporation.

        (10)(c) Interest Calculation Agency Agreement, dated as of October 6, 1995, between BanPonce Corporation and The First National Bank of Chicago.

        (10)(d) Interest Calculation Agency Agreement, dated as of October 6, 1995, between BanPonce Financial Corp. and The First National Bank of Chicago.

        (23)(c)  Consents of Counsel (included in Exhibits (5)(c), (5)(d),
                 (5)(e), (5)(f), (8)(a), (8)(b), and (8)(c)).

                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   BANPONCE CORPORATION
                                                        (Registrant)



Date:  October 6, 1995                        By: /s/ Jose Luis Lopez Calderon
       -----------------                      --------------------------------
                                              Name: Jose Luis Lopez Calderon
                                              Title: (Senior Vice President)